UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 6, 2026
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Exicure, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-39011	81-5333008
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Seaport Court, Suite 102
Redwood City, CA	94063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 673-1700
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	XCUR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Directors to the Board of Directors

On February 6, 2026, (i) Andy Yoo, (ii) Seung Ik Baik, and (iii) Aejin Hwang resigned from the Board of Directors (the “Board”) of Exicure, Inc. (the “Company”), effective February 9, 2026. The resignations of these three Board members did not result from any disagreement regarding any matter related to the operations, policies or practices of the Company.

Election of Directors to the Board of Directors

On February 6, 2026, the Board appointed (i) Jung Kyu Ham, (ii) Jung Soo Kim, and (iii) Gyeung Seog Cheon to the Board, effective February 9, 2026, to serve, until a successor has been duly elected and qualified or until an earlier death, resignation or removal, as directors of the Company. Messrs. Jung Kyu Ham, Jung Soo Kim and Gyeung Seog Cheon will serve as Class III, Class I, and Class II directors of the Company for a term expiring at the Company’s 2026, 2027, and 2028 annual meeting of stockholders, respectively. The Board also appointed Mr. Cheon to the audit committee of the Board.

For their services on the Board, the three newly appointed directors will receive an annual retainer of $20,000. The Company also intends to enter into an indemnification agreement with each of the three newly appointed directors in the same form as its standard form of indemnification agreement with its other directors and in the same form as previously filed with the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 2, 2017.

Except as described above, the three newly appointed directors do not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no arrangements or understandings between any of the three newly appointed directors and any other person pursuant to which they were elected as a director.

The Board approved a one-time $20,000 cash payment to each of the two remaining Board members, Dongho Lee and Sangjin Yeo, and also to Aejin Hwang, an outgoing Board member.

Executive Management Change

On February 6, 2026, Andy Yoo resigned as Chief Executive Officer and President of the Company, and Seung Ik Baik resigned as Chief Financial Officer and Secretary of the Company, each effective February 9, 2026. The Board has not appointed successors to these positions at this time, and the positions will remain vacant until the Board appoints new officers. Mr. Baik received a $150,000 separation payment in connection with his resignation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2026	EXICURE, INC.
(registrant)

	By:	/s/ Josh Miller
Josh Miller
Chief Accounting Officer